SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2004

VINTAGE PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10578	73-1182669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Seventh Street, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 592-0101

Not applicable

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On February 18, 2004, the Registrant issued a press release announcing year end results and updating 2004 targets. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: February 19, 2004	By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf Vice President and Controller

Exhibit Index

Exhibit Number	Description

99	Press release dated February 18, 2004, issued by the Registrant.